Navistar Analyst Conference Call
June 7, 2006

Navistar Investor Conference call-June 7th, 2006
Safe Harbor  Statement
Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of the presentation and the company assumes no obligation to update the information included in the presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions , including the risk of continued delay in the completion of our financial statements and the consequences thereof, the availability of funds, either through cash on hand or the company's other liquidity sources, to repay any amounts due should any of the company's debt become accelerated, and decisions by suppliers and other vendors to restrict or eliminate customary trade and other credit terms for the company's future orders and other services, which would require the company to pay cash and which could have a material adverse effect on the company's liquidity position and financial condition. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a further description of these and other factors, see Exhibit 99.1 to our Form 8-K filed on April 12, 2006.

Navistar Investor Conference call-June 7th, 2006
Other Cautionary Legends
•
As announced on April 6, 2006, the company’s previously issued auditedfinancial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.   Until the company completes the review of its accounts and the restatement of its financial statements, no assurance can be given with respect to the financial statement adjustments and impacts resulting from such review.

•
The financial data presented in this package for the 2005 fourth quarter and the 2006 first and second quarter are preliminary and unaudited and are subject to change based on the completion of our on-going review of accounting matters, the completion of the our 2005 fourth quarter and 2006 first quarter and second quarter financial statements and the completion of the restatement of our financial results for the fiscal years 2002 through 2004 and for the first nine months of fiscal 2005.  It is likely that the process of restating the prior year financial statements will require changes to the company’s financial statements for 2006 due to revised application of certain accounting principles and methodologies that individually or in the aggregate may be material.

•
Certain Non-GAAP measures are used throughout this presentation that provide investors with useful and relevant information about the company’s business.  A reconciliation to the most appropriate GAAP number is included in the appendix of this presentation.

Navistar Investor Conference call-June 7th, 2006
Financial Reporting Update
•	Committed to filing financials as soon as possible
•	Team in place led by Bill Caton
•	Jim Blanda – interim corporate controller
•	Strengthened internal accounting department
•	Huron Consulting
•	KPMG accepted audit engagement in April
•	Issues remain as outlined in our April 12th 8-K
•	Expected timeframe for filing/Aggressive Project Plan
–	2003,2004,2005 restatements-prior to January 2007
–	2006 FYE and quarters-January 2007

Navistar Investor Conference call-June 7th, 2006
Navistar participants on the call
•	Dan Ustian – Chairman, President, & Chief Executive Officer
•	Bob Lannert-Vice Chairman & Chief Financial Officer
•	Bill Caton – Executive Vice President, Finance
•	Terry Endsley – Vice President & Treasurer
•	Heather Kos – Director of Investor Relations

Navistar Investor Conference call-June 7th, 2006
Great Products
Competitive Cost
Structure
Profitable Growth
Focused on Creating Shareholder Value
FY 2009 Goal
3 Pronged Strategy
Reliable, Resilient, Ready!
Our strategy enables us to deliver our 2009 goal
•	$15 Billion Revenue Goal
•	$1.5 Billion Pre-Tax
•	>10% Segment Margins in all business
•	Improve cost structure while developing synergistic niche businesses with richer margins
•	Improve conversion rate of operating income into net income
•	Reduce cyclicality

Navistar Investor Conference call-June 7th, 2006
Strategic Initiatives Update-Create
and DeliverGreat Products
Leveraging what we have and what others have built
•	Launched 8 new products
•	ProStar™ launches in 2007
•	Trucks and buses for the Indian market in 2008
•	MaxxForce™ 11 liter and 13 liter late 2007
•	Focus on quality
•	Engine quality
•	Truck quality

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

Navistar Investor Conference call-June 7th, 2006
 School districts & local municipalities
Local & regional delivery/beverage, refrigeration, utilities, towing, municipalities & emergency rescue
Construction, waste
management & other
on-off highway
applications fleets and
owner operators
Severe Service – 23.8%
Line-haul, local & regional
delivery
Heavy (LH & RH) – 17.1%
2005 Combined North American Market Share (CL 6-8) – 27%
School Bus
Class 6-7
Combined Class 8
– 18.8%
Class 8
Medium – 39.5%
School Bus Chassis – 64.5%
School Buses Body – 60.7%
On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.
Core Truck Products
– Strong in everything we do –

Navistar Investor Conference call-June 7th, 2006
Strategic Initiatives Update-
Competitive Cost Structure
    $6,000 cost reduction in Truck & $600 cost reduction in Engine by 2009
•	Global sourcing (10-20% gross savings/focus on quality)
»	Mahindra Joint Venture & South America
»	Other Low Cost Country Sourcing
»	Engineering-250 engineers hired in India
•	Savings through scale:
–	Engine scale with acquisition in South America
–	Truck scale with Workhorse
•	Strategic Partnerships
»	Tires – Hankook
•	Labor improvements
»	Flexibility in the workforce
»	Favorable work rules
»	Garland Productivity – 5% less employees while daily build up 8%
Continuous improvement in below the line expenses as well

7.5%
4.5%
10.0%
Fixed
Variable
Other
78.0%

4.1%
5.0%
3.9%
Fixed
Variable
Other
87.0%

Navistar Investor Conference call-June 7th, 2006
*As reported in the 2003 and 2004 Annual Report/10K. On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

2005 Cost of Goods
 Sold Composition
Material
2002 Cost of Goods
 Sold Composition
Material
Focus is on supply base
Cost structure is more
variable
Key Takeaways
Truck Cost Structure Landscape

[redacted]

[redacted]

[redacted]

10%
Other
20%
Manufacturing
70%

[redacted]

Navistar Investor Conference call-June 7th, 2006
• Strategic Initiatives
• Mahindra International
• South America
• Other Low Cost Country Sourcing
• Scale
• Strategic Partnerships
*As reported in the 2003 and 2004 Annual Report/10K. On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.
FY 2009  Opportunities by category
Material
MATERIAL
MANUFACTURING/LABOR
Below the Line Items
• Continuous Improvement
Other
•  Pension/OPEB
•  Medical
•  Interest & Tax Expense
$6,000/unit
incremental
cost
reduction in
Truck and
$600/unit in
Engine by
2009
Increased
Focus
• Design
Executing our Corporate Strategy

Other, $46
India, $40
S. America, $127
China, $1
Mexico, $327

Other, $191
Mexico, $180
China, $290
India, $330
S. America, $90

Navistar Investor Conference call-June 7th, 2006
In 2006 we intend to low cost country source
an additional $200 million vs. 2005
Plans to source
$540 Million in 2006
Plans to exceed
 $1.1 billion by 2009

DaimlerChysler 403
Volvo Group 186
GM Group 155
International 148
Paccar 147
TELCO 142
DMC (China) 134
IVECO Group 121
CF AWG (China) 118
Ford Group 95
VW.Scania group 86
Toyota Group 76
MAN Group 70
Nissan 41
Shaanxi Auto (China) 24
-
100
200
300
400
500

Navistar Investor Conference call-June 7th, 2006
2005 Volume in thousands (000’s) for top 15 manufacturer’s (Classes 4-8)
Source:  J.D. Power – LMC; ACT Research &
Internal Company Data
2004
Class 3- 5
Military/Export
India
Workhorse
-Further Scale Opportunities-
Prostar
On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

2003
World Truck Assembly
by Manufacturer Classes 4-8

Thousands
INTERNATIONAL 528
CUMMINS 381
FAW (CN) 264
GM/ISUZU 208
DAIMLER CHRYSLER 190
YUCHAI (CN) 144
CAT 103
TOYOTA 89
DEERE 83
MITSUBISHI 70
IVECO 69
BMW 67
VOLVO 55
MAN 25
DEUTZ 21
RENAULT 19
SCANIA 15

Navistar Investor Conference call-June 7th, 2006
0
100
200
300
400
500
600
The acquisition of MWM has furthered leadership in Mid-range diesel engine production
2005 Volume
On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.
World Mid-range Diesel Engine Leader

Navistar Investor Conference call-June 7th, 2006
Tires
Korea
Stampings
India
Castings
India
12%
Gross
savings
On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.
23%
Gross
savings
25%
Gross
savings
Manufacturing Labor Improvements
Year-Over-Year Improvements in Average Annual Cost Per Unit (secondary goal)
2004
2006
(Projected)
2005
25.6%
10.4%
20.0%
Below the Line Items –Increased Focus
Delivering…
World-Class Competitive Costs
Global Sourcing
Buying more materials from lower-cost countries, $200M by end of 2006 (primary goal)

Navistar Investor Conference call-June 7th, 2006
Strategic Initiatives Update-Deliver
Profitable Growth
Utilizing what we have and what others have built
–	Improve existing markets via Distribution Channel
–	Enter new markets
•	Military
•	Niche products-XT Family, Small Bus, LCF
•	ProStar™
–	Expand through strategic acquisitions and partnerships
•	India, South America, export markets
•	RV Chassis
•	Hybrid, telematics

Navistar (WW Shipments GVW 6-8)	2Q06	2Q05	% Change	April Year to Date FY06	FY05	% Change
Bus	5,283	5,192	1.8%	10,655	9,636	10.6%
Medium (Class 6-7)	12,924	12,290	5.2%	22,004	23,005	(4.4%)
Combined Class 8	17,217	15,457	11.4%	30,713	28,444	8.0%
Heavy (Class 8)	11,846	9,549	24.1%	20,717	18,512	11.9%
Severe Service (Class 8)	5,371	5,908	(9.1%)	9,996	9,932	0.6%
Total Navistar Shipments	35,424	32,939	7.5%	63,372	61,085	3.7%

Navistar Investor Conference call-June 7th, 2006
World Wide Truck Shipments(3) GVW 6-8
Note:  Information shown above is based on Navistar’s fiscal year-end
Operational Update – Truck Shipments

Navistar (Market Share)	2005 Full Year	Quarter over Quarter 2Q06	2Q05	PPT change	April Year to Date FY06	FY05	PPT change
Bus	64.5%	64.2%	62.9%	1.3	63.5%	63.0%	0.5
Medium (Class 6-7)	39.5%	39.3%	40.5%	-1.2	37.7%	40.6%	-2.9
Combined Class 8	18.8%	19.4%	19.6%	-0.2	18.0%	19.3%	-1.3
Heavy (LH & RH)	17.1%	18.4%	17.4%	1.0	16.5%	17.6%	-1.1
Severe Service	23.8%	22.3%	26.1%	-3.8	22.2%	24.4%	-2.2
Combined Market Share	**27.0%**	27.1%	28.7%	-1.7	25.8%	28.0%	-2.2
Bus Body	60.7%	60.6%	59.7%	0.9	62.5%	60.2%	2.3

Navistar (Order receipt data)	2005 Full Year	Quarter over Quarter 2Q06	2Q05	PPT change	April Year to Date FY06	FY05	PPT change
Bus	64.4%	63.4%	58.9%	4.6	60.5%	61.5%	-1.0
Medium (Class 6-7)	38.8%	47.3%	37.8%	9.5	41.6%	37.9%	3.7
Heavy (Class 8)	19.1%	24.7%	21.7%	3.0	19.9%	17.9%	2.0
Total Navistar	26.8%	32.3%	28.1%	4.2	27.0%	25.0%	2.1

Navistar Investor Conference call-June 7th, 2006
Market Share (1) – US & Canada School Bus and Class 6-8
Navistar share of Order receipts (5):  US & Canada
Note:  Information shown above is based on Navistar’s fiscal year-end
Operational Update-Truck Market
Share and Order Receipts

Navistar (WW Engine Shipments)	2Q06	2Q05	% Change	April Year to Date FY06	FY05	% Change
Ford - I4	5,295	6,530	(18.9%)	10,971	13,597	(19.3%)
Ford - V8	86,047	84,647	1.7%	159,702	159,096	0.4%
Other OEM's (All Models)	29,417	14,893	97.5%	54,600	21,598	152.8%
Engine Shipments to Truck Group	24,693	21,718	13.7%	43,314	39,218	10.4%
Total Navistar	145,452	127,788	13.8%	268,587	233,509	15.0%

Navistar Investor Conference call-June 7th, 2006
World Wide Engine Shipments (3)
Note:  Information shown above is based on Navistar’s fiscal year-end
Operational Update-Engine Shipments

Navistar Investor Conference call-June 7th, 2006
DT 466E (I6)
~ 49% market
share leader in
Class 6-7 Truck
and School Bus
70,000 units*
6.0L Power Stroke
~ 50% market
share in heavy
duty diesel
pickup/vans
340,000 units*
Keys to Success - Performance and Quality
V6
For LCF
Class 4-5
10,000 units*
I4 / I6
140,000 units*
60%+ Mid and Full
size pick-up truck
diesel engine
market share
 in South America
Complete line of
 3 - 7L products
MaxxForce Big Bore
11 and 13 Liter
Big Bore
Late 2007 Launch
*Annualized volumes
Operational Update Engine Group
-The leaders in the markets they serve-

Navistar Investor Conference call-June 7th, 2006
Operational Update-NFC
•Balances remain favorable
–Wholesale at historical high at $1.6 Billion
–Retail at $3.9 Billion
•With the health of our industry comes additional competitive pressure from local banks and other lenders entering the market
•We are maintaining our competitive position

Navistar Investor Conference call-June 7th, 2006
*On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. The following additional financial information is provided based upon the continuing interest of certain shareowners and creditors to assist them in understanding our core manufacturing business and to separate the debt service requirements of the manufacturing company from those of the finance company.

Improving below-the-line expenses
Focus on continuous improvement
•	Unfunded pension liability of $805 million as of October 31st, 2004*
•	Unfunded OPEB liability of approximately $1.9 Billion as of October 31st, 2004*
•	Lowered our retiree to active employee ratio to 2.9 to 1 as of April 30, 2006
•	Active medical expenses have been flat since 2004
•	Lowering the effective tax rate

Manufacturing Operations Debt (in millions)				
	As Reported	Unaudited	Unaudited	Unaudited
Fixed Rate	Oct. 31, 2004	Oct. 31, 2005	Jan. 31, 2006	Apr. 30, 2006
9 3/8% Senior Notes (exit tender)	$ 400	$ 393	$ 393	$ 117
2 1/2% Convertible Notes	$ 190	$ 190	$ 190	$ 190
4 3/4% Convertible Notes (98.6% tendered)	$ 220	$ 202	$ 202	$ 3
7 1/2% Senior Notes (exit tender)	$ 248	$ 248	$ 248	$ 15
6 1/4% Senior Notes (100% accelerated)	$ -	$ 400	$ 400	$ -
Other Debt (Primarily Deal Cor)	$ 271	$ 360	$ 350	$ 399
Floating Rate				
Bridge Loan Facility (Libor + 500)	$ -	$ -	$ -	$ 1,180
Total Manufacturing Operations Debt	$ 1,329	$ 1,793	$ 1,783	$ 1,904

Navistar Investor Conference call-June 7th, 2006
■      02/24/06 Obtained $1.5 Billion Bridge loan Facility (floating rate)
■      In March Navistar borrowed ~$1.2 billion to $276 million 9.375% senior (exit tender)
➢
$234 million 7.5% senior (exit tender)
➢
$217 million 4.75% convertible notes (98.6% tendered)
➢
$400 million 6.25% senior notes (100% accelerated)
■      In June Navistar borrowed an additional $117 million to pay off the remainder of the 9.375%
■      Ending manufacturing cash balance and marketable securities expected to be $800 million to $900 million
*On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. The following additional financial information is provided based upon the continuing interest of certain shareowners and creditors to assist them in understanding our core manufacturing business and to separate the debt service requirements of the manufacturing company from those of the finance company.
Manufacturing Debt

Navistar Investor Conference call-June 7th, 2006
Summary – leveraging what we have
and what others have built
•   Creating great products off existing platforms
•	CXT™, MXT™, RXT™, Military, MaxxForce™, Mahindra Class 6-8, CF Series, Bus
•	ProStar
•   Building a competitive cost structure
•	Low cost country sourcing
•	Scale
•	Manufacturing productivity
•	Controlling bottom-line expenses
•   Delivering profitable growth
•	Military, Export, South America acquisitions, RV

13.7%
25.0%
19.5%
Engine
Bus
Medium
Parts
Severe
Service
Heavy
15.2%
16.4%
10.2%

10.3%
21.5%
20.1%
Engine
Bus
Medium
Parts
13.2%
Severe
Service
Heavy
10.5%
24.4%

7.0%
10.0%
22.0%
19.0%
Engine
Bus
Medium
Parts
Severe
Service
Heavy
14.0%
20.0%
8.0%

Navistar Investor Conference call-June 7th, 2006
FY 2003*
FY 2009 Fcst
RV/
Military
Manufacturing Revenues of
~$7.3 Billion
Prior Trough
Manufacturing Revenues of
~$9.5 Billion
Cycle Midpoint
Cyclical vs Non cyclical
Only 20 -25% of business in “High” cyclical area
FY 2004*
FY 2007
Offset:
Parts é
Cost Reductions é
Military é
Workhorse é
Export é
India é
MWM é
$15 Billion Revenue Goal
Next Peak
*On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. The following additional financial information is provided based upon the continuing interest of certain shareowners and creditors to assist them in understanding our core manufacturing business and to separate the debt service requirements of the manufacturing company from those of the finance company.
Manufacturing Revenues*

Navistar Investor Conference call-June 7th, 2006
Record EPS
Total NA
Industry é
New products and markets will enhance the growth of our business while our cost structure drives increasing profitability
2007
Total NA Industry
Demand
Offset:
Parts é
Cost Reductions é
Military é
Workhorse é
Export é
India é
MWM é
Reduced Breakeven
*On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.
>10 % Ave Segment
Margins
2009 Goal
Consolidated Sales and
Revenue of $15 Billion
Great Products
Competitive Cost
Structure
Profitable Growth
3 Pronged Strategy
What it Means for Navistar in 2007
and beyond

Navistar Investor Conference call-June 7th, 2006
Frequently Asked Questions &
 Supplemental Data
Appendix

Navistar Investor Conference call-June 7th, 2006
Frequently Asked Questions
Q1:	How do you plan on keeping the investment community updated on your operational progress?
A:
With our call on June 7th, we are resuming our quarterly conference calls and we plan to continuously increase the amount of information we can release to the public as permitted throughout the restatement process.

Q2:	How long will it take to restate the financials?
A:
We have put together an aggressive project plan that projects we will file the 2006 10K in mid-January 2007. Shortly before this we intend to file the 2002 through 2004 restatements and the 2005 10K.  The targeted completion dates may change as the process of finalizing the financial statements proceeds.

Q3:	What are the areas that will be restated? Can you give us any examples?
A:
Among the items being reviewed are accounting for capital versus operating leases; consolidations of affiliates; the adequacy of amounts recorded for asbestos liabilities; the timing of revenue recognition; the accounting for deferred income tax assets; the accounting for customer and vendor settlements; application of depreciation method; intercompany accounts reconciliations; inventory valuations; accounts payable at the company's Canadian and Mexican subsidiaries; and the company's presentation of reportable business segments.

Matters that the company has identified to date as requiring restatement will result in certain income and expense items being allocated to different periods and include accounting for product development programs; accounting for supplier rebates and warranty recoveries; accounting for truck warranty work to be provided by the company outside of the terms of contractual arrangements; and shifting of expense amounts between periods at one of the company’s foundry operations.
The company’s review process continues and matters identified at this stage and any assessment of the nature, scope or amount of restatements are preliminary and subject to change. The company’s review will likely result in the identification of additional items requiring correction in the restated results.
Q4:	What is the process with the NYSE when you are a late filer?
A:
Navistar is engaged in regular discussions with the NYSE staff regarding the status of the restatement and continued listing through completion of the restatement. Until Navistar is current with its SEC periodic reporting requirements, the NYSE will identify Navistar as a late filer on its website and will disseminate on the consolidated tape an indicator of the company's late-filer status. Under the listing standards of the NYSE, the NYSE may initiate a delisting proceeding when a listed company fails to file its Annual Report on Form 10-K with the SEC in a timely manner.  The current standards allow for the NYSE to continue a listing for up to six months from the due date of the filing (i.e., until August 7th, 2006 in the case of Navistar’s 2005 Form 10-K filing), subject to ongoing monitoring by the NYSE.  The NYSE, at its sole discretion, may extend the listing for up to an additional six months, depending on the company’s circumstances.  Under the rules of the NYSE, Navistar would have the right to a review of any decision to delist by a committee of the NYSE Board of Directors.

Q5:	Why did you change auditors to KPMG?
A:
We are committed to working diligently to complete our restatements and the 2006 10K by January 2007. We engaged KPMG because we believe they are best suited to help us reach that goal. We are pleased that KPMG accepted the audit engagement. They have devoted high caliber individuals, including 4 partners, to this audit. Collectively, we have aggressively established dates for completing the 2006 and 2005 audits and the 2002-2004 restatements. We are confident that their experience in project  management will help us through this process. While we work through this process we intend to provide quality information to our investors.

Navistar Investor Conference call-June 7th, 2006
Frequently Asked Questions
Q6:	What is your class 6-8 industry outlook for 2006?
A:
Our 2006 fiscal year-end industry forecast has been revised upward from 425,000 units to a range of 435,000 to 440,000 units. We believe Heavy will reach 229,000 units and Severe 75,000 units, making total Class 8 trucks 304,000 units. Class 6-7 trucks should range from 106,000 to 108,500 units, and school bus should range from 25,000 to 27,500 units. Our great products, competitive cost structure, and profitable growth strategies are enabling us to take full advantage of this marketplace.

Q7:
Some of the smaller suppliers and at least one other Truck OEM expect the 2007 class 8 market to be down 15 – 20% off from their original projection of 25-30% due to a perceived stronger economy.  What are your thoughts on the 2007 industry?

A:
Right now we forecast Class 8 trucks being down 30% and Class 6-7 medium trucks being down 10-15%. Based on the flexibility in our operations, we believe we will be prepared.  If the industry decrease is softer then we projected, we will adjust our operations to meet demand.

Q8:	You have a goal to reduce cost by $6000 per truck and $600 per engine by 2009. Can you update us on your progress?
A:
Due to the restatement process, we cannot give progress to the specific goals, but based on our strategic initiatives in global sourcing, growing scale, strategic partnering with others, and a continued focus on manufacturing efficiencies we believe we are on track if not ahead to meet these goals by 2009.

Q9:	What is happening with your military business?
A:
We continue to deliver re-buys on our current contracts. Additionally we are pursuing current opportunities with Tacom by actively participating on bids. Under FTTS, we are on target to deliver a demonstrator vehicle to the military in November 2006. We are also participating on joint light tech vehicle bids.

Q10:	Have you seen any year over year steel price increases in 2006?
A:	For the first six months, our costs reflect $31 million of steel price increases. We have been able to recover these increases in the marketplace.

Navistar Investor Conference call-June 7th, 2006
Frequently Asked Questions
Q11:	Why did you partner with MAN for your 11 Liter and 13 Liter engines?
A:
We examined several possibilities across the world before deciding to collaborate with MAN on big bore diesels. We chose MAN because they have a great reputation and history in building diesel engines - in fact Rudolf Diesel the inventor of diesel engines made his first engine at MAN. We saw that MAN had developed a state-of the-art big bore diesel engine in Europe from which we could derive a North American engine by leveraging our expertise in advanced emission technologies and our knowledge of the market. We also saw that both companies could achieve significant cost benefits by collaborating and gaining scale in product development and global component sourcing.

Q12:	What is your existing relationship with MAN?
A:
We announced on December 6, 2004, that International and MAN had signed a collaboration pact for design, development, sourcing and manufacturing of components and systems for commercial trucks, including a range of diesel engines.

We announced on February 17, 2005, that we are working together to develop and produce 11 -13 liter diesel engines, which will be available in the fall of 2007.
Since that time we have been collaborating well with MAN and we continue to look for opportunities to work together to develop additional products for other markets.
Q13:	What is your interest rate now and what was it before?
A:
Prior to the bridge facility loan, the average debt interest rate was approximately 7%.  Currently the bridge facility carries an interest expense of 3 month Libor plus a spread based on the current credit rating. Our current credit rating has a spread of 500 basis points. The 9 3/8%, 7 ½%, and  6 ¼% Senior Notes and 4 ¾% Convertible Notes, for the most part, have been taken out with bridge loan facility. This equates to approximately $46 million additional interest expense. With our working capital generations, we intend to pay off $400 million of the bridge facility by the end of 2006.

Q14:	Can you give us any update on your statement that you will exceed $5.38 EPS now that you raised your industry guidance from 425,000 units to 435,000-440,000 units?
A:
Our guidance remains at exceeding $5.38 EPS. We will take into consideration the increased industry volume.  Additionally, we would like to point out that we expect to hit this guidance despite higher interest and restatement expenses.

600,000
500,000
400,000
300,000
200,000
100,000
-
Retail Industry
[redacted]
[redacted]
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Fcst 2006 Est. 2007 Est. 2008 Est. 2009

Navistar Investor Conference call-June 7th, 2006
Class 8
Class 6-8
Retail Class 6-8 Industry Landscape

45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Nov-04
Dec-04
Jan-05
Feb-05
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05
Oct-05
Nov-05
Dec-05
Jan-06
Feb-06
Mar-06
Apr-06

Navistar Investor Conference call-June 7th, 2006
Orders
Retail Sales
Class 8 Industry Orders and Retail Sales

United States and Canadian Total Truck Industry Retail Sales(2) Volume: Class 6-8

Industry	FY99	FY00	FY01	FY02	FY03	FY04	FY05	Guidance* FY06
Bus	33,800	33,900	27,900	27,400	29,200	26,200	27,100	25,000 - 27,500
Medium Truck (Class 6-7)	126,000	129,600	96,000	72,700	74,900	99,200	104,600	106,000 - 108,500
Heavy Truck (Total Class 8)	286,000	258,300	163,700	163,300	159,300	219,300	282,800	304,000
Total Industry Demand	445,800	421,800	287,600	263,400	263,400	344,700	414,500	435,000 - 440,000

Navistar Investor Conference call-June 7th, 2006
Source: Wards, ACT, Polk data combined with Internal Company reports
Industry
Prior FY06
Guidance**
Updated FY06
Guidance*
Bus
26,000
25,000 - 27,500
Medium (Class 6-7)
105,000
106,000 - 108,500
Heavy (Total Class 8)
294,000
304,000
Total Industry Demand
425,000
435,000 - 440,000
*Updated guidance issued on 06/02/06
**Prior Guidance issued on 01/17/06
2006 Industry Guidance

Navistar (Market Share)	1Q06	1Q05	PPT change	2Q06	2Q05	PPT change	April Year to Date FY06	April Year to Date FY05	April Year to Date PPT change
Bus	69.2%	63.1%	6.1	64.2%	62.9%	1.3	63.5%	63.0%	0.5
Medium (Class 6-7)	35.9%	40.7%	-4.8	39.3%	40.5%	-1.2	37.7%	40.6%	-2.9
Combined Class 8	16.5%	18.9%	-2.4	19.4%	19.6%	-0.2	18.0%	19.3%	-1.3
Heavy (LH & RH)	14.4%	17.7%	-3.3	18.4%	17.4%	1.0	16.5%	17.6%	-1.1
Severe Service	22.1%	22.6%	-0.4	22.3%	26.1%	-3.8	22.2%	24.4%	-2.2
Combined Market Share	**24.3%**	**27.2%**	-3.0	27.1%	28.7%	-1.7	25.8%	28.0%	-2.2
Bus Body	64.6%	60.8%	3.8	60.6%	59.7%	0.9	62.5%	60.2%	2.3

Navistar(4)	2005 1st Q	2005 2nd Q	2005 3rd Q	2005 4th Q	2005 Full Year
Bus	63.1%	62.9%	61.8%	69.2%	64.5%
Medium (Class 6-7)	40.7%	40.5%	38.0%	38.3%	39.5%
Combined Class 8	18.9%	19.6%	19.2%	17.7%	18.8%
Heavy (LH & RH)	17.7%	17.4%	17.5%	15.9%	17.1%
Severe Service	22.6%	26.1%	24.0%	22.5%	23.8%
Combined Market Share	**27.2%**	**28.7%**	**26.3%**	**25.9%**	**27.0%**
Bus Body	60.8%	59.7%	57.4%	64.7%	60.7%

Navistar Investor Conference call-June 7th, 2006
Source: Wards, ACT, Polk data combined with Internal Company reports
Market Share

Navistar share of Order receipts (5): US & Canada

Navistar (Order receipt data)	1Q06	1Q05	PPT change	2Q06	2Q05	PPT change	April Year to Date FY06	FY05	PPT change
Bus	56.9%	64.1%	-7.2	63%	59%	4.6	60%	62%	-1.0
Medium (Class 6-7)	35.1%	38.0%	-3.0	47%	38%	9.5	42%	38%	3.7
Heavy (Class 8)	15.0%	15.2%	-0.2	25%	22%	3.0	20%	18%	2.0
Total Navistar	21.4%	22.7%	-1.2	32%	28%	4.2	27%	25%	2.1

Order receipts(5): US & Canada (Units)

Navistar (Order receipt data)	1Q06	1Q05	% Change	2Q06	2Q05	% Change	April Year to Date FY06	FY05	% Change
Bus	3,193	4,100	(22.1%)	4,279	3,629	17.9%	7,472	7,729	(3.3%)
Medium (Class 6-7)	11,621	11,335	2.5%	18,207	9,391	93.9%	29,828	20,726	43.9%
Heavy (Class 8)	15,158	14,734	2.9%	25,582	14,610	75.1%	40,740	29,344	38.8%
Total Navistar	29,972	30,169	(0.7%)	48,068	27,630	74.0%	78,040	57,799	35.0%

Industry (Order receipt data)	1Q06	1Q05	% Change	2Q06	2Q05	% Change	FY06	FY05	% Change
Bus	5,608	6,395	(12.3%)	6,744	6,166	9.4%	12,352	12,561	(1.7%)
Medium (Class 6-7)	33,152	29,809	11.2%	38,502	24,825	55.1%	71,654	54,634	31.2%
Heavy (Class 8)	101,214	96,958	4.4%	103,455	67,193	54.0%	204,669	164,151	24.7%
Total Industry	139,974	133,162	5.1%	148,701	98,184	51.5%	288,675	231,346	24.8%

Navistar (Order receipt data)	2005 1st Q	2nd Q	3rd Q	4th Q	Full Year
Bus	4,100	3,629	7,045	3,339	18,113
Medium (Class 6-7)	11,335	9,391	7,811	11,009	39,546
Heavy (Class 8)	14,734	14,610	14,130	12,991	56,465
Total Navistar	30,169	27,630	28,986	27,339	114,124

Industry (Order receipt data)	2005 1st Q	2nd Q	3rd Q	4th Q	Full Year
Bus	6,395	6,166	10,628	4,936	28,125
Medium (Class 6-7)	29,809	24,825	21,371	25,979	101,984
Heavy (Class 8)	96,958	67,193	65,460	66,105	295,716
Total Industry	133,162	98,184	97,459	97,020	425,825

Navistar Investor Conference call-June 7th, 2006
Source:  ACT data combined with Internal Company reports
Order Receipts – US & Canada

World Wide Truck Shipments(3) GVW 6-8

Navistar (WW Shipments GVW 6-8)	1Q06	1Q05	% Change	2Q06	2Q05	% Change	April Year to Date FY06	FY05	% Change
Bus	5,372	4,444	20.9%	5,283	5,192	1.8%	10,655	9,636	10.6%
Medium (Class 6-7)	9,080	10,715	(15.3%)	12,924	12,290	5.2%	22,004	23,005	(4.4%)
Combined Class 8	13,496	12,987	3.9%	17,217	15,457	11.4%	30,713	28,444	8.0%
Heavy (Class 8)	8,871	8,963	(1.0%)	11,846	9,549	24.1%	20,717	18,512	11.9%
Severe Service (Class 8)	4,625	4,024	14.9%	5,371	5,908	(9.1%)	9,996	9,932	0.6%
Total Navistar Shipments	27,948	28,146	(0.7%)	35,424	32,939	7.5%	63,372	61,085	3.7%

Navistar	2005 1st Q	2nd Q	3rd Q	4th Q	Full Year
Bus	4,444	5,192	5,034	6,385	21,055
Medium (Class 6-7)	10,715	12,290	11,673	12,092	46,770
Combined Class 8	12,987	15,457	15,444	18,145	62,033
Heavy (Class 8)	8,963	9,549	10,811	11,542	40,865
Severe Service (Class 8)	4,024	5,908	4,633	6,603	21,168
Total Navistar Shipments	28,146	32,939	32,151	36,622	129,858

Navistar Investor Conference call-June 7th, 2006
Source: Wards, ACT, Polk data combined with Internal Company reports
WW Truck Shipments

World Wide Engine Shipments(3)

Navistar (WW Engine Shipments)	1Q06	1Q05	% Change	2Q06	2Q05	% Change	April Year to Date FY06	FY05	% Change
Ford - I4	5,676	7,067	(19.7%)	5,295	6,530	(18.9%)	10,971	13,597	(19.3%)
Ford - V8	73,655	74,449	(1.1%)	86,047	84,647	1.7%	159,702	159,096	0.4%
Other OEM's (All Models)	25,183	6,705	275.6%	29,417	14,893	97.5%	54,600	21,598	152.8%
Engine Shipments to Truck Group	18,621	17,500	6.4%	24,693	21,718	13.7%	43,314	39,218	10.4%
Total Navistar	123,135	105,721	16.5%	145,452	127,788	13.8%	268,587	233,509	15.0%

	2005				
	1st Q	**2nd Q**	**3rd Q**	**4th Q**	**Full Year**
Ford - I4	7,067	6,530	6,565	8,866	29,028
Ford - V8	74,449	84,647	74,283	92,863	326,242
Other OEM's (All Models)	6,705	14,893	31,000	30,879	83,477
Engine Shipments to Truck Group	17,500	21,718	21,531	23,110	83,859
Total Shipments	105,721	127,788	133,379	155,718	522,606

Navistar Investor Conference call-June 7th, 2006
WW Engine Shipments

Manufacturing Operations Debt (in millions)				
	As Reported	Unaudited	Unaudited	Unaudited
Fixed Rate	Oct. 31, 2004	Oct. 31, 2005	Jan. 31, 2006	Apr. 30, 2006
9 3/8% Senior Notes (exit tender)	$ 400	$ 393	$ 393	$ 117
2 1/2% Convertible Notes	$ 190	$ 190	$ 190	$ 190
4 3/4% Convertible Notes (98.6% tendered)	$ 220	$ 202	$ 202	$ 3
7 1/2% Senior Notes (exit tender)	$ 248	$ 248	$ 248	$ 15
6 1/4% Senior Notes (100% accelerated)	$ -	$ 400	$ 400	$ -
Other Debt (Primarily Deal Cor)	$ 271	$ 360	$ 350	$ 399
Floating Rate				
Bridge Loan Facility (Libor + 500)	$ -	$ -	$ -	$ 1,180
Total Manufacturing Operations Debt	$ 1,329	$ 1,793	$ 1,783	$ 1,904

Manufacturing Operations Cash (in millions)				
	As Reported	Unaudited	Unaudited	Unaudited
	Oct. 31, 2004	Oct. 31, 2005	Jan. 31, 2006	Apr. 30, 2006
Mfg cash, cash equivalents and marketable securities	$ 737	$ 877	$ 503	$ 758

Number of Shares of the Company's Common Stock Outstanding (in millions) on			
Oct. 31, 2004	Oct. 31, 2005	Jan. 31, 2006	Apr. 30, 2006
70.0	70.2	70.3	70.3

Navistar Investor Conference call-June 7th, 2006
*On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. The following additional financial information is provided based upon the continuing interest of certain shareowners and creditors to assist them in understanding our core manufacturing business and to separate the debt service requirements of the manufacturing company from those of the finance company.
Debt, Cash, and Share Schedule

Navistar Investor Conference call-June 7th, 2006
The adjustment columns below include the activities of the company’s financial services operations as well as other reporting adjustments, including eliminations.
*On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. The following additional financial information is provided based upon the continuing interest of certain shareowners and creditors to assist them in understanding our core manufacturing business and to separate the debt service requirements of the manufacturing company from those of the finance company.
SEC Regulation G

	Manufacturing Non-GAAP	Adjustment	Consolidated US GAAP
Sales & Revenues
FY03 (as reported)	$7,294	$291	$7,585
FY04 (as reported)	$9,474	$250	$9,724

Debt
10/31/2004 (as reported)	$1,329	$1,539	$2,868
7/31/2005 (as reported)	$1,803	$2,087	$3,890
10/31/2005 (unaudited)	$1,793	$1,479	$3,272
1/31/2006 (unaudited)	$1,784	$1,758	$3,542
4/30/2006 (unaudited)	$1,904	$1,972	$3,876

Cash, Cash Equivalents, Marketable Securities
10/31/2004 (as reported)	$737	$123	$860
10/31/2005 (unaudited)	$877	$367	$1,244
1/31/2006 (unaudited)	$503	$288	$791
4/30/2006 (unaudited)	$758	$520	$1,278
 ($ millions)

Navistar Investor Conference call-June 7th, 2006
Definitions
GLOSSARY OF TERMS

1. Market Share - Information is compiled using Wards, ACT and POLK data combined with company internal reports. Market share information reflects retails sales in the United States and Canada for Classes 6-8.

2. Retail Sales - Navistar defines a retail sale as any vehicle sold to the end customer.

3. Shipment - Navistar defines a shipment as it is presented in the supplemental data as any sale to the end customer or to an International dealer. This term may also interchangeable with the the word charge-out.

4. Weight Classes - refers to the maximum amount a loaded truck should weigh - vehicle weight plus payload weight. There are eight classes of Gross Vehicle Weight Ratings (GVWR).

5. Order Receipt-An order receipt is a formal request to build a truck either for an end user ( sold order ) or for a dealer ( stock order ).Our order information comes from ACT Research and our own internal analysis.

Class 6 - 19,501 to 26,000 lb
Class 7 - 26,001 to 33,000 lb
Class 8 - 33,001 lb and above